Income taxes	12 Months Ended
Dec. 31, 2022
Income taxes
Income taxes

11. Income taxes

Components of the income tax benefit/(expense)

EURm	2022	2021	2020
Current tax	(426)	(409)	(295)
Deferred tax	2 452	137	(2 961)
Total	2 026	(272)	(3 256)

Income tax reconciliation

Reconciliation of the difference between income tax computed at the statutory rate in Finland of 20% and income tax recognized in the consolidated income statement:

EURm	2022	2021	2020
Income tax expense at statutory rate	(437)	(385)	(149)
Permanent differences	87	47	90
Non-creditable withholding taxes	(72)	(37)	(37)
Income taxes for prior years(1)	3	95	26
Effect of different tax rates of subsidiaries operating in other jurisdictions	(68)	(57)	(39)
Effect of deferred tax assets not recognized(2)	(107)	(77)	(3 202)
Benefit arising from previously unrecognized deferred tax assets(3)	2 646	187	105
Net decrease/(increase) in uncertain tax positions	9	(29)	(12)
Change in income tax rates	24	17	(12)
Income taxes on undistributed earnings	(59)	(33)	(26)
Total	2 026	(272)	(3 256)

(1) In 2021, relates primarily to a tax benefit related to past operating model integration.

(2) In 2020, includes a derecognition of deferred tax assets related to Finland.

(3) In 2022, includes a re-recognition of deferred tax assets related to Finland.

Income tax liabilities and assets include a net liability of EUR 182 million (EUR 192 million in 2021) relating to uncertain tax positions with inherently uncertain timing of cash outflows.

Prior period income tax returns for certain Group companies are under examination by local tax authorities. Nokia has ongoing tax investigations in various jurisdictions, including the United States, Canada, India, Brazil, Saudi Arabia, France, China and South Korea. Nokia’s business and investments, especially in emerging market countries, may be subject to uncertainties, including unfavorable or unpredictable tax treatment. Management judgment and a degree of estimation are required in determining the tax expense or benefit. Even though management does not expect that any significant additional taxes in excess of those already provided for will arise as a result of these examinations, the outcome or actual cost of settlement may vary materially from estimates.

Deferred tax assets and liabilities

	2022			2021
	Deferred	Deferred		Deferred	Deferred
EURm	tax assets	tax liabilities	Net balance	tax assets	tax liabilities	Net balance
Tax losses carried forward and unused tax credits	1 011	–		794	–
Undistributed earnings	–	(193)		–	(136)
Intangible assets and property, plant and equipment	3 267	(309)		1 167	(176)
Right-of-use assets	–	(177)		–	(210)
Defined benefit pension assets	–	(1 989)		–	(2 052)
Other non-current assets	66	(30)		49	(34)
Inventories	216	(18)		79	(13)
Other current assets	225	(95)		152	(81)
Lease liabilities	176	–		165	–
Defined benefit pension and other post-employment liabilities	925	–		1 023	–
Other non-current liabilities	18	–		1	–
Provisions	311	(73)		82	(87)
Other current liabilities	326	(154)		300	(55)
Other temporary differences	27	(28)		36	(14)
Total before netting	6 568	(3 066)	3 502	3 848	(2 858)	990
Netting of deferred tax assets and liabilities	(2 734)	2 734	–	(2 576)	2 576	–
Total after netting	3 834	(332)	3 502	1 272	(282)	990

Movements in the net deferred tax balance during the year:

EURm	2022	2021	2020
1 January	990	1 562	4 734
Recognized in income statement, continuing operations	2 452	137	(2 961)
Recognized in other comprehensive income	56	(753)	(115)
Acquisitions through business combinations and disposals and others	2	(6)	7
Translation differences	2	50	(103)
31 December	3 502	990	1 562

Amount of temporary differences, tax losses carried forward and tax credits for which no deferred tax asset was recognized due to uncertainty of utilization:

EURm	2022	2021
Temporary differences	1 579	13 487
Tax losses carried forward	18 324	19 393
Tax credits	311	342
Total	20 214	33 222

Deferred tax assets are recognized to the extent it is probable that future taxable profit will be available against which the unused tax losses, unused tax credits and deductible temporary differences can be utilized in the relevant jurisdictions. At 31 December 2022, Nokia has recognized deferred tax assets of EUR 3.8 billion (EUR 1.3 billion at 31 December 2021).

In addition, at 31 December 2022, Nokia has unrecognized deferred tax assets of which majority relate to France. These deferred tax assets have not been recognized due to uncertainty regarding their utilization. A significant portion of the French unrecognized deferred tax assets are indefinite in nature and available against future French tax liabilities, subject to a limitation of 50% of annual taxable profits.

Nokia continually evaluates the probability of utilizing its deferred tax assets and considers both positive and negative evidence in its assessment. At 31 December 2021, Nokia concluded based on its assessment that it was not probable that it would have been able to utilize the unused tax losses, unused tax credits and deductible temporary differences in Finland, which were generated over a longer period including as a result of historical operating performance and integration costs in Finland related to the 2016 acquisition of Alcatel-Lucent. This conclusion was based on the weighting of objective negative evidence of cumulative taxable losses against more subjective positive evidence. The primary factors in this weighting were the more objective record of a pattern of historical financial performance compared to the more inherently subjective expectations regarding future financial performance in Finland.

In 2021 and 2022, Nokia generated accounting and taxable profit in Finland and there were improvements in financial performance compared to preceding periods. The changes arise from the underlying improvements in operating performance, including successful execution of the new Nokia strategy and improved competitiveness in Mobile Networks. These improvements are expected to be sustained in the upcoming years, as well as over the longer term. In addition, Nokia has determined that, in 2022, a pattern of material taxable profits was re-established in Finland. Nokia's re-established pattern of profitability together with Nokia’s forecasts of future taxable profit in Finland provides positive evidence about its ability to utilize the unused tax losses and deductible temporary differences in Finland. At 31 December 2022, Nokia concluded based on its assessment that it is probable that it will be able to utilize the unused tax losses and deductible temporary differences and re-recognized deferred tax assets of EUR 2.5 billion in the consolidated statement of financial position.

In performing this assessment, Nokia has not applied any cut-off period, other than expiry under the relevant tax legislation. A significant portion of Finnish deferred tax assets are indefinite in nature and available fully against future Finnish tax liabilities. Due to the non-expiry of these assets, the sensitivity of future profit projections affects mainly the period of time over which the deferred tax assets are expected to be utilized.

Expiry of tax losses carried forward and unused tax credits:

	2022			2021
EURm	Recognized	Unrecognized	Total	Recognized	Unrecognized	Total
Tax losses carried forward
Within 10 years	1 344	1 247	2 591	132	2 508	2 640
Thereafter	–	4	4	–	3	3
No expiry	2 095	17 073	19 168	2 172	16 882	19 054
Total	3 439	18 324	21 763	2 304	19 393	21 697
Tax credits
Within 10 years	85	286	371	32	325	357
Thereafter	47	4	51	49	4	53
No expiry	117	21	138	177	13	190
Total	249	311	560	258	342	600

Nokia has undistributed earnings of EUR 388 million (EUR 422 million in 2021) for which a deferred tax liability has not been recognized as these earnings will not be distributed in the foreseeable future.